Pacer Cash Cows Fund of Funds ETF
Schedule of Investments
July 31, 2026 (Unaudited)

AFFILIATED EXCHANGE TRADED FUNDS - 99.9%	Shares		Value
Pacer Developed Markets International Cash Cows 100 ETF (a)	455,327		$ 19,897,790
Pacer Global Cash Cows Dividend ETF (a)	434,584		20,186,427
Pacer US Cash Cows 100 ETF (a)	300,188		20,085,579
Pacer US Cash Cows Growth ETF (a)	317,823		19,442,377
Pacer US Small Cap Cash Cows ETF (a)	373,075		20,228,126
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $77,313,346)			99,840,299

TOTAL INVESTMENTS - 99.9% (Cost $77,313,346)			99,840,299
Other Assets in Excess of Liabilities - 0.1%		0.00061	61,436
TOTAL NET ASSETS - 100.0%			$ 99,901,735

Percentages are stated as a percent of net assets.

(a)	Affiliated security as defined by the Investment Company Act of 1940.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

Pacer Cash Cows Fund of Funds ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Affiliated Exchange Traded Funds	$ 99,840,299	$ –	$ –	$ 99,840,299
Total Investments	$ 99,840,299	$ –	$ –	$ 99,840,299

Refer to the Schedule of Investments for further disaggregation of investment categories.

Pacer Cash Cows Fund of Funds ETF - Transactions with Affiliates
	Value as of April 30, 2026	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value as of July 31, 2026	Shares as of July 31, 2026	Dividend / Interest Income	Capital Gain Distributions from Underlying Funds
Pacer Developed Markets International Cash Cows 100 ETF	$ 19,111,753	$ 1,569,408	$ (478,541)	$ 145,816	$ (450,646)	$ 19,897,790	455,327	$ 114,720	$ –
Pacer Global Cash Cows Dividend ETF	18,261,615	2,277,735	(478,451)	114,289	11,239	20,186,427	434,584	168,980	–
Pacer US Cash Cows 100 ETF	18,458,483	1,437,861	(834,382)	102,114	921,503	20,085,579	300,188	33,318	–
Pacer US Cash Cows Growth ETF	19,293,938	1,898,753	(3,316,449)	1,273,119	293,016	19,442,377	317,823	2,149	–
Pacer US Small Cap Cash Cows ETF	19,566,435	1,596,866	(3,378,240)	511,386	1,931,679	20,228,126	373,075	18,705	–
	$ 94,692,224	$ 8,780,623	$ (8,486,063)	$ 2,146,724	$ 2,706,791	$ 99,840,299	1,880,997	$ 337,872	$ –